Rule 497(d)
                                     FT 496

               Supplement to the Prospectus dated January 23, 2001

Notwithstanding anything to the contrary in the Prospectus, Fee
Accounts Unit holders tendering at least 1,000 Units for redemption, or such other amount as required by your broker/dealer, may elect to receive an In-Kind Distribution of Securities at redemption, provided such tendered Units have been held for at least one month.


May 21, 2001